Exhibit 10.2
EXECUTION COPY

AMENDMENT NO. 2

Dated as of September 28, 2010

to

FIFTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

Dated as of November 17, 2009

THIS AMENDMENT NO. 2 (this “Amendment”) dated as of September 28, 2010 is entered into by and among (i) NMC FUNDING CORPORATION, a Delaware corporation (the “Transferor”), (ii) NATIONAL MEDICAL CARE, INC., a Delaware corporation, as collection agent (the “Collection Agent”), (iii) the “Conduit Investors,” “Bank Investors” and “Administrative Agents” identified on the signature pages hereto and (iv) WESTLB AG, NEW YORK BRANCH, as agent (the “Agent”).

PRELIMINARY STATEMENTS

A. The Transferor, the Collection Agent, the Conduit Investors, the Bank Investors, the Administrative Agents and the Agent are parties to that certain Fifth Amended and Restated Transfer and Administration Agreement dated as of November 17, 2009 (as amended or otherwise modified prior to the date hereof, the “TAA”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the TAA.

B. In addition, the parties hereto have agreed to amend the TAA on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to TAA. As of the Effective Date (as defined below), subject to the conditions precedent set forth in Section 4 of this Amendment, the TAA is hereby amended as follows:

1.1 Applicable Margin. The definition of “Applicable Margin” in Section 1.1 is hereby amended to change the percentage set forth therein from “2.75%” to “2.00%”.

1.2 Extension. The definition of “Commitment Termination Date” in Section 1.1 is hereby amended to change the date set forth therein from “October 15, 2010” to “September 27, 2011”.

1.3 Facility Limit. The definition of “Facility Limit” in Section 1.1 is hereby amended to change the dollar amount set forth therein from “$650,000,000” to “$700,000,000”.

1.4 Removal of Paradigm Funding LLC and Addition of Compass US Acquisition LLC.

(a) The definition of “Agreement” on page 1 of the TAA is hereby amended to change the reference therein from “PARADIGM FUNDING LLC” to “COMPASS US ACQUISITION LLC”.

(b) The following definition is hereby added to Section 1.1 immediately following the definition of “Commitment Termination Date” therein:

‘‘Compass” means Compass US Acquisition LLC, a Delaware limited liability company, together with its successors and permitted assigns.

(c) The definition of “Paradigm” in Section 1.1 is hereby deleted.

(d) Each of the definitions of “Administrative Agent”, “Collateral Agent”, “Conduit Investor” and “Related Group” in Section 1.1, the last sentence of Section 2.6(b) and the last sentence of Section 9.6 are hereby amended to change any references set forth therein from “Paradigm” to “Compass”.

(e) To the extent not already otherwise addressed in this Amendment, the TAA is hereby amended to delete any other reference to “Paradigm” in each place where such name appears and to substitute therefore a reference to “Compass” in each such place.

1.5 Removal of Bayerische Landesbank, New York Branch and Giro Balanced Funding Corporation.

(a) The cover of the TAA is hereby amended to delete the words “BAYERISCHE LANDESBANK, NEW YORK BRANCH”.

(b) The definition of “Agreement” on the first page of the TAA is hereby further amended to delete the words “Bayerische Landesbank, New York Branch, as an Administrative Agent,” and “Giro Balanced Funding Corporation, a Delaware Corporation, as a Conduit Investor,” therein.

(c) The definition of “Conduit Investor” in Section 1.1 is hereby further amended to delete the words “GBFC,” therein.

(d) Clause (ii) of each of the definitions of “Administrative Agent” and “Related Group” in Section 1.1 are hereby amended to replace each such clause with “(ii) [Reserved],”.

(e) The definitions of “BayernLB” and “GBFC” in Section 1.1 are hereby deleted.

(f) Section 9.7(d) is hereby amended to delete the words “or, in the case of GBFC, to such Conduit Investor,”.

(g) To the extent not already otherwise addressed in this Amendment, the TAA is hereby amended to delete any other reference to BayernLB or GBFC in each place where such name appears.

1.6 Name Change from Calyon New York Branch to Credit Agricole Corporate and Investment Bank, New York.

(a) The cover of the TAA, the definition of “Agreement” on the first page of the TAA and clause (v) of the definition of “Administrative Agent” in Section 1.1 are hereby further amended to replace the words “Calyon New York Branch” with “Credit Agricole Corporate and Investment Bank, New York” thereon or therein, as applicable.

(b) The definition of “Calyon” in Section 1.1 is hereby deleted.

(c) The following definition is hereby added to Section 1.1 immediately following the definition of “CP Tranche Period End Date” therein:

‘‘Credit Agricole” means Credit Agricole Corporate and Investment Bank, New York, together with its successors and permitted assigns.

(d) Clause (v) of the definition and “Related Group” in Section 1.1 is hereby further amended to replace the word “Calyon” with “Credit Agricole”.

(e) To the extent not already otherwise addressed in this Amendment, the TAA is hereby amended to replace any other reference to Calyon in each place where such name appears with Credit Agricole.

1.7 Additional Amendments.

(a) Section 10.3 is hereby amended in its entirety to read as set forth on the amended Section 10.3 attached to this Amendment as Exhibit 1.

(b) Schedule I is hereby amended in its entirety to read as set forth on the amended Schedule I attached to this Amendment as Exhibit 2.

(c) Schedule II is hereby amended in its entirety to read as set forth on the amended Schedule II attached to this Amendment as Exhibit 3.

(d) The fourth page of each of Exhibit D-2 (Form of Concentration Account Agreement) and Exhibit D-3 (Form of Intermediate Concentration Account Agreement) is hereby amended to replace the words “1211 Avenue of the Americas, New York, New York 10036” with “7 World Trade Center, 250 Greenwich Street, New York, New York 10007”.

(e) Exhibit H is hereby amended in its entirety to read as set forth on the amended Exhibit H attached to this Amendment as Exhibit 4.

(f) Exhibit I is hereby amended in its entirety to read as set forth on the amended Exhibit I attached to this Amendment as Exhibit 5.

(g) Exhibit J is hereby amended in its entirety to read as set forth on the amended Exhibit J attached to this Amendment as Exhibit 6.

(h) Exhibit P is hereby amended to replace the form of “Reaffirmation of Parent Guaranty” therein with the form attached to this Amendment as Exhibit 7.

Section 2. Removal of Paradigm. Paradigm hereby confirms that there are no Aggregate Unpaids owing to Paradigm as of the Effective Date and each of the parties hereto hereby acknowledges and agrees that upon the execution of this Amendment, Paradigm will cease to be a party to the TAA and will have no further rights, obligations or liabilities thereunder; provided, however, that (a) the rights and remedies of Paradigm with respect to any representation and warranty made or deemed to be made by the Transferor pursuant to the TAA, (b) the rights of Paradigm under the indemnification and payment provisions of Article VIII of the TAA, and (c) the agreement of Paradigm set forth in Section 10.9 of the TAA, shall be continuing and shall survive the execution of this Amendment and the removal of Paradigm as a party to the TAA.

Section 3. Removal of BayernLB and GBFC.

3.1 BayernLB hereby confirms that the Aggregate Unpaids owing to BayernLB (in its capacity as a Bank Investor and as an Administrative Agent) and GBFC, if paid no later than 2:00 p.m. New York time on September 28, 2010 (the “Payout Date”) in same day funds, will be $57,577.61 (the “Payout Amount”). The Payout Amount includes, without limitation, (i) the aggregate outstanding Net Investment held by BayernLB and GBFC, (ii) all accrued and unpaid Discount owing to BayernLB and GBFC and (iii) all fees, expenses and other amounts payable to BayernLB and GBFC under the Transaction Documents. Each of the parties hereto hereby acknowledges and agrees that upon receipt by BayernLB of the Payout Amount on the Payout Date as described above, BayernLB and GBFC will cease to be parties to the TAA and will have no further rights, obligations or liabilities thereunder; provided, however, that (a) the rights and remedies of BayernLB and GBFC with respect to any representation and warranty made or deemed to be made by the Transferor pursuant to the TAA, (b) the rights of BayernLB and GBFC under the indemnification and payment provisions of Article VIII of the TAA, and (c) the agreement of BayernLB and GBFC set forth in Section 10.9 of the TAA, shall be continuing and shall survive payment of the Payout Amount and the removal of BayernLB and GBFC as parties to the TAA. The Payout Amount shall be payable in immediately available funds on the Payout Date in accordance with such wiring instructions as BayernLB may furnish to the Transferor.

3.2 The parties hereto acknowledge that an adjustment to the Net Investment held by the respective Related Groups is required to be made on the Effective Date in order to ensure that the Net Investment held by the Investors in each Related Group is proportional to their respective Related Group Limits (as determined after giving effect to this Amendment). Accordingly, on the Effective Date, the Transferor shall request such Incremental Transfers, and make such repayments, in each case a non-pro rata basis among the Related Groups, such that by the close of business on the Effective Date the Net Investment held by the Investors in the respective Related Groups shall be proportional to their respective Related Group Limits.

Section 4. Conditions Precedent. This Amendment shall become effective and be deemed effective as of September 28, 2010 (the “Effective Date”) subject to the Agent’s receipt of the following, each in form and substance satisfactory to each Administrative Agent:

(a) counterparts of this Amendment duly executed by the Transferor, the Collection Agent, the Conduit Investors, the Bank Investors, the Administrative Agents and the Agent;

(b) a reaffirmation of the Parent Agreement, substantially in the form of Exhibit 3 attached hereto, duly executed by each of FMCAG and FMCH;

(c) confirmation that all fees due and payable on or before the Effective Date have been paid in full;

(d) to the extent requested by any Conduit Investor, such Conduit Investor shall have received confirmation from each Rating Agency rating the Commercial Paper of such Conduit Investor or its Related CP Issuer that the execution and delivery of this Amendment and the transactions contemplated hereby will not result in the reduction or withdrawal of the then current rating of the Commercial Paper issued by such Conduit Investor or its Related CP Issuer; and

(e) such other documents, instruments, certificates and opinions as the Agent or any Administrative Agent shall reasonably request.

Section 5. Covenants, Representations and Warranties of the Transferor and the Collection Agent.

5.1 Upon the effectiveness of this Amendment, each of the Transferor and the Collection Agent hereby reaffirms all covenants, representations and warranties made by it in the TAA and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date.

5.2 Each of the Transferor and the Collection Agent hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist under the TAA.

Section 6. Reference to and Effect on the TAA.

6.1 Unless otherwise indicated, all references in this Amendment to a specific “Section”, “Schedule”, “Exhibit” and other subdivision are to such Section, Schedule, Exhibit or other subdivision of the TAA.

6.2 Upon the effectiveness of this Amendment, each reference in the TAA to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument and agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.

6.3 Except as specifically amended hereby, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

6.4 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, any Administrative Agent or the Agent under the TAA or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

Section 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

Section 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile shall also deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

Section 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

NMC FUNDING CORPORATION,
as Transferor

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Vice President & Treasurer

NATIONAL MEDICAL CARE, INC., as
Collection Agent

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Vice President & Treasurer

Signature Page Amendment No. 2 to Fifth Amended and Restated Transfer
and Administration Agreement

WESTLB AG, NEW YORK BRANCH, as Agent, an
Administrative Agent and as a Bank Investor

By:	/s/ Matthew F. Tallo

Name: Matthew F. Tallo
Title: Executive Director

By:	/s/ Vesselina Koleva

Name: Vesselina Koleva
Title: Director

COMPASS US ACQUISITION LLC,
as a Conduit Investor

By:	/s/ Doris J. Hearn

Name: Doris J. Hearn
Title: Vice President

Confirmed and Acknowledged by:

PARADIGM FUNDING LLC,
as a discontinued Conduit Investor

By:	/s/ Doris J. Hearn

Name: Doris J. Hearn
Title: Vice President

Signature Page Amendment No. 2 to Fifth Amended and Restated Transfer
and Administration Agreement

BAYERISCHE LANDESBANK, NEW YORK BRANCH, as an Administrative Agent and as a Bank Investor

By:	/s/ Wolfgang Veigl

Name: Wolfgang Veigl
Title: First Vice President

By:	/s/ L.A. Wynter

Name: Lori-Ann Wynter
Title: Vice President

GIRO BALANCED FUNDING CORPORATION,
as a Conduit Investor

By:	/s/ Kevin P. Burns

Name: Kevin P. Burns
Title: Vice President

Signature Page Amendment No. 2 to Fifth Amended and Restated Transfer
and Administration Agreement

THE BANK OF NOVA SCOTIA, as an
Administrative Agent and as a Bank Investor

By:	/s/ Darren Ward

Name: Darren Ward
Title: Director, Asset-Backed Finance

LIBERTY STREET FUNDING LLC,
as a Conduit Investor

By:	/s/ Jill A. Russo

Name: Jill A. Russo
Title: Vice President

Signature Page Amendment No. 2 to Fifth Amended and Restated Transfer
and Administration Agreement

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, NEW YORK
(f/k/a Calyon New York Branch), as an Administrative Agent and as a Bank Investor

By:	/s/ Konstantina Kourmpetis

Name: Konstantina Kourmpetis
Title: Managing Director

By:	/s/ Sam Pilcer

Name: Sam Pilcer
Title: Managing Director

ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit Investor

By: Credit Agricole Corporate and Investment Bank,
New York (f/k/a Calyon New York Branch), its Attorney-in-Fact

By:	/s/ Konstantina Kourmpetis

Name: Konstantina Kourmpetis
Title: Managing Director

By:	/s/ Sam Pilcer

Name: Sam Pilcer
Title: Managing Director

Signature Page Amendment No. 2 to Fifth Amended and Restated Transfer
and Administration Agreement

BARCLAYS BANK PLC, as an Administrative Agent

By:	/s/ Jeffrey Goldberg

Name: Jeffrey Goldberg
Title: Director

SALISBURY RECEIVABLES COMPANY, LLC, as a Conduit Investor and a Bank Investor

By:	/s/ Janette Lieu

Name: Janette Lieu
Title: Director

Signature Page Amendment No. 2 to Fifth Amended and Restated Transfer
and Administration Agreement

ROYAL BANK OF CANADA, as an Administrative Agent and as a Bank Investor

By:	/s/ Robert S. Jones

Name: Robert S. Jones
Title: Authorized Signatory

By:	/s/ Edward V. Westerman

Name: Edward V. Westerman
Title: Authorized Signatory

OLD LINE FUNDING, LLC,
as a Conduit Investor

By:	/s/ Robert S. Jones

Name: Robert S. Jones
Title: Authorized Signatory

Signature Page Amendment No. 2 to Fifth Amended and Restated Transfer
and Administration Agreement

LANDESBANK HESSEN-THUERINGEN
GIROZENTRALE, as a Bank Investor

By:	/s/ Brandauer

Name: BRANDAUER
Title: VP

By:	/s/ Heisig

Name: HEISIG
Title: VP

Signature Page Amendment No. 2 to Fifth Amended and Restated Transfer
and Administration Agreement

EXHIBIT 1

NEW SECTION 10.3
to

FIFTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

[Attached]

Section 10.3. Notices. Except as provided below, all communications and notices provided for hereunder shall be in writing (including telecopy or electronic facsimile transmission or similar writing) and shall be given to the other party at its address or telecopy number set forth below or at such other address or telecopy number as such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective (i) if given by telecopy when such telecopy is transmitted to the telecopy number specified in this Section 10.3 and confirmation is received, (ii) if given by mail 3 Business Days following such posting, postage prepaid, U.S. certified or registered, (iii) if given by overnight courier, one (1) Business Day after deposit thereof with a national overnight courier service, or (iv) if given by any other means, when received at the address specified in this Section 10.3. However, anything in this Section to the contrary notwithstanding, the Transferor hereby authorizes each Investor, each Administrative Agent and the Agent to effect Transfers, Tranche Period and Tranche Rate selections based on telephonic notices made by any Person which such Investor, such Administrative Agent or the Agent, as applicable, in good faith believes to be acting on behalf of the Transferor. The Transferor agrees to deliver promptly to each such Investor or Administrative Agent or the Agent, as applicable, a written confirmation of each telephonic notice directed to such Person signed by an authorized officer of Transferor. However, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs in any material respect from the action taken by the Agent or the applicable Investor or Administrative Agent, the records of such Investor or Administrative Agent or the Agent, as applicable shall govern absent manifest error.

If to the Transferor:

(NMC Funding Corporation)
920 Winter Street
Waltham, MA 02451
Telephone: (781) 699-2668
Telecopy: (781) 699-9756
Attn: Mark Fawcett
Payment Information:
Chase Manhattan Bank, N.A.
ABA 021-000-021
Account 323-0-76823

If to the Collection Agent:

National Medical Care, Inc.
920 Winter Street
Waltham, MA 02451
Telephone: (781) 699-2668
Telecopy: (781) 699-9756
Attn: Mark Fawcett

If to the Agent:

WestLB AG, New York Branch
7 World Trade Center
250 Greenwich Street
New York, NY 10007
Attention: Asset Securitization Group
Telephone: (212) 852-6000
Telecopy: (212) 597-1423

If to Compass:

c/o AMACAR Group, L.L.C.
6525 Morrison Boulevard Suite 318
Charlotte, North Carolina 28211
Attention: Douglas Johnson
Telephone: 704-365-0569
Telecopy: 704-365-1362

If to the Administrative Agent for Compass:

c/o WestLB AG, New York Branch
7 World Trade Center
250 Greenwich Street
New York, NY 10007
Attention: Asset Securitization Group
Telephone: (212) 852-6000
Telecopy: (212) 597-1423

with a copy to:

email: NYC_ABS_Surveillance@westlb.com

If to Liberty Street:

c/o Global Securitization Services, LLC
114 West 47th Street, Suite 2310
New York, New York 10036
Attention: Jill A. Russo
Telephone: (212) 295-2742
Telecopy: (212) 302-8767

If to the Administrative Agent for Liberty Street:

The Bank of Nova Scotia
One Liberty Plaza
New York, NY 10006
Attention: Darren Ward
Tel: 212/225-5264
Fax: 212/225-5274

with a copy to:

The Bank of Nova Scotia
One Liberty Plaza
New York, NY 10006
Attention: Vilma Pindling
Tel: 212/225-5410
Fax: 212/225-6465

If to Old Line:

c/o Global Securitization Services, LLC
68 South Service Road, Suite 120
Melville, New York 11747
Attention: Kevin Burns
Tel: 631-587-4700
Fax: 212-302-8767

with a copy to:

RBC Capital Markets
Two Little Falls Centre
2751 Centerville Road, Suite 212
Wilmington, Delaware 19808
Attention: Conduit Management
Tel: 302-892-5901
Fax: 302-892-5900
E-mail: conduit.management@rbccm.com

and

If to the Administrative Agent for Old Line:

Royal Bank of Canada
1 Liberty Plaza, 5th Floor
New York, New York 10006
Attention: Securitization Finance Managing Director
Tel: 212-428-6537
Fax: 212-428-2304

If to Salisbury or its Administrative Agent:

c/o Barclays Capital
745 7th Avenue, 16 Floor
New York, NY, 10019
Attention: Mary Logan , Director, US Asset Securitization Group
Tel: 212/412-3266
E-mail: mary.logan@barcap.com

Notices of Incremental Transfers, notices or reductions to the Net Investment and monthly Investor Reports should be sent to asgoperations@barclayscapital.com and asgreports@barclayscapital.com

If to Atlantic Securitization or its Administrative Agent:

c/o Credit Agricole Corporate and Investment Bank, New York
1301 Avenue of the Americas
New York, New York 10019
Attention: Roman Burt
Telephone: (212) 261-3996
Fax: (917) 849-5584
E-mail: roman.burt@ca-cib.com

with a copy to:

Credit Agricole Corporate and Investment Bank, New York
1301 Avenue of the Americas
New York, New York 10019
Attention: Bill Wood
Telephone: (212) 261-7808
Fax: (917) 849-5584
E-mail: bill.wood@ca-cib.com

If to the Bank Investors, at their respective addresses set forth on Schedule I or in the Assignment and Assumption Agreement pursuant to which it became a party hereto.

EXHIBIT 2

NEW SCHEDULE I

to

FIFTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

[Attached]

SCHEDULE I
to

FIFTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

NOTICE ADDRESSES FOR BANK INVESTORS

WESTLB AG, NEW YORK BRANCH
7 World Trade Center
250 Greenwich Street
New York, NY 10007
Attention: Asset Securitization Group
Telephone: (212) 852-6000
Telecopy: (212) 597-1423

With a copy to:

WESTLB AG, NEW YORK BRANCH
7 World Trade Center
250 Greenwich Street
New York, NY 10007
Attention: CMO Group
Group Email: NYC_SCF_Administration@westlb.com
Telephone: (212) 852-6209
Fax: (212) 302-7946

LANDESBANK HESSEN — THUERINGEN GIROZENTRALE

Neue Mainzer Strasse 52-58
D-60297 Frankfurt am Main
Germany
Attention: Martin Scheele
Tel: 01149-69-9132-3183
Fax: 01149-69-9132-4190

THE BANK OF NOVA SCOTIA
One Liberty Plaza
New York, NY 10006
Attention: Darren Ward
Tel: 212/225-5264
Fax: 212/225-5274
E-mail: darren_ward@scotiacapital.com

with a copy to:

The Bank of Nova Scotia
One Liberty Plaza
New York, NY 10006
Attention: Vilma Pindling
Tel: 212/225-5410
Fax: 212/225-6465
E-mail: vilma_pidling@scotiacapital.com

SALISBURY RECEIVABLES COMPANY, LLC

c/o Barclays Capital
745 7th Avenue, 16 Floor
New York, NY, 10019
Attention: Mary Logan, Director, US Asset Securitization Group
Tel: 212/412-3266
E-mail: mary.logan@barcap.com

Notices of Incremental Transfers, notices or reductions to the Net Investment and monthly Investor Reports should be sent to asgoperations@barclayscapital.com and asgreports@barclayscapital.com

ROYAL BANK OF CANADA
1 Liberty Plaza, 5th Floor
New York, New York 10006
Attention: Tony Cowart
Tel: 212-428-6291
Fax: 212-428-2304
E-mail: conduit.funding@rbccm.com

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, NEW YORK
1301 Avenue of the Americas
New York, New York 10019
Attention: Roman Burt
Telephone: (212) 261-3996
Fax: (917) 849-5584
E-mail: roman.burt@ca-cib.com

with a copy to:

Credit Agricole Corporate and Investment Bank, New York
1301 Avenue of the Americas
New York, New York 10019
Attention: Bill Wood
Telephone: (212) 261-7808
Fax: (917) 849-5584
E-mail: bill.wood@ca-cib.com

EXHIBIT 3

NEW SCHEDULE II
to

FIFTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

[Attached]

SCHEDULE II
to

FIFTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

COMMITMENTS OF BANK INVESTORS

Bank Investor	Commitment

WestLB AG, New York Branch	$145,000,000
The Bank of Nova Scotia	$140,000,000
Salisbury Receivables Company, LLC	$120,000,000
Credit Agricole Corporate and Investment Bank, New York	$140,000,000
Royal Bank of Canada	$120,000,000
Landesbank Hessen — Thueringen Girozentrale	$35,000,000

RELATED GROUP LIMITS

Conduit Investor	Related Group Limit

Compass US Acquisition LLC	$180,000,000
Liberty Street Funding LLC	$140,000,000
Salisbury Receivables Company, LLC	$120,000,000
Atlantic Asset Securitization LLC	$140,000,000
Old Line Funding, LLC	$120,000,000

EXHIBIT 4

NEW EXHIBIT H
to

FIFTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

[Attached]

EXHIBIT H

to

FIFTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

LIST OF ACTIONS AND SUITS

SECTIONS 3.1(g), 3.1(k) and 3.3(e)

3.1(g)(i)	Transferor:	None
3.1(g)(ii)	Affiliates:	The “Legal Proceedings” section of the most recent annual report on Form 20-F or report on Form 6-K for the quarter, as applicable, filed by Fresenius Medical Care AG & Co. KGaA (the “Company”) with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 is hereby incorporated by reference as if fully set forth herein.

Such filings can be found on the SEC website at the following link: http://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001333141&owner=exclude&count=40

3.1(k)	Tradenames:	Renal Care Group National Nephrology Associates TruBlu Logistics (FUSA Mfg)

	Mergers:	On March 31, 2006, Fresenius Medical Care Holdings, Inc. (“FMCH”) completed the acquisition of Renal Care Group, Inc.

On November 29, 2007, FMCH completed the acquisition of Renal Solutions, Inc.

On February 29, 2008, FMCH completed the acquisition of MAX Well Medical, Inc., which was subsequently merged on April 14, 2009 into its subsidiary, Specialty Care Pharmacy, LLC, and renamed Fresenius Medical Care Rx, LLC

3.3(e)	Collection Agent:	None

	Affiliates:	See disclosure for Section 3.1(g)(ii) above.

EXHIBIT 5

NEW EXHIBIT I

to

FIFTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

[Attached]

					Billing	Billing
					Group	Group
Legal Name	Billing Group Name	Billing Group Address 1	Billing Group Address 2	Billing Group City	State	Zip

APHERESIS CARE GROUP, INC.	ARIZONA BILLING GROUP	1750 SOUTH MESA DRIVE	SUITE 100	MESA	AZ	85210
APHERESIS CARE GROUP, INC.	MESA BILLING	1750 SOUTH MESA DRIVE	SUITE 110	MESA	AZ	85210
Bio-Medical Applications Management Company, Inc.		920 Winter Street		Waltham	MA	2451
BIO-MEDICAL APPLICATIONS OF AGUADILLA, INC.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	917
BIO-MEDICAL APPLICATIONS OF ALABAMA, INC.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
BIO-MEDICAL APPLICATIONS OF ALABAMA, INC.	MOBILE BILLING GROUP	6420 HILLCREST PARK CT	SUITE 210	MOBILE	AL	36608
BIO-MEDICAL APPLICATIONS OF AMARILLO, INC.	SAN ANTONIO BILLING GROUP	6100 BANDERA ROAD	SUITE 601	SAN ANTONIO	TX	78238
BIO-MEDICAL APPLICATIONS OF ANACOSTIA, INC.	STEEL CITY BILLING GROUP	BMA PITTSBURGH	190 BILMAR DR., SUITE 375	PITTSBURGH	PA	15205
BIO-MEDICAL APPLICATIONS OF ARECIBO, INC.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	917
BIO-MEDICAL APPLICATIONS OF ARKANSAS, INC.	TAMPA BILLING GROUP	BMA TAMPA INC.	5625 WEST WATERS AVENUE, SUITE A	TAMPA	FL	33634
BIO-MEDICAL APPLICATIONS OF BAYAMON, INC.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	917
BIO-MEDICAL APPLICATIONS OF BLUE SPRINGS, INC.	ARIZONA BILLING GROUP	1750 SOUTH MESA DRIVE	SUITE 100	MESA	AZ	85210
BIO-MEDICAL APPLICATIONS OF CAGUAS, INC.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	917
BIO-MEDICAL APPLICATIONS OF CALIFORNIA, INC.	PACIFIC NW BILLING GROUP	4560 S. COACH DRIVE	SUITE 100	TUCSON	AZ	85714
BIO-MEDICAL APPLICATIONS OF CALIFORNIA, INC.	SAN DIEGO BILLING GROUP	1750 S. MESA DRIVE	SUITE 150	MESA	AZ	85210
BIO-MEDICAL APPLICATIONS OF CAMARILLO, INC.	SAN DIEGO BILLING GROUP	1750 S. MESA DRIVE	SUITE 150	MESA	AZ	85210
BIO-MEDICAL APPLICATIONS OF CAPITOL HILL, INC.	STEEL CITY BILLING GROUP	BMA PITTSBURGH	190 BILMAR DR., SUITE 375	PITTSBURGH	PA	15205
BIO-MEDICAL APPLICATIONS OF CAROLINA, INC.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	917
BIO-MEDICAL APPLICATIONS OF CARSON, INC.	SAN DIEGO BILLING GROUP	1750 S. MESA DRIVE	SUITE 150	MESA	AZ	85210
BIO-MEDICAL APPLICATIONS OF CLINTON, INC.	FAYETTEVILLE BILLING GROUP	4200 MORGANTON ROAD	SUITE 300	FAYETTEVILLE	NC	28314
BIO-MEDICAL APPLICATIONS OF COLUMBIA HEIGHTS, INC.	STEEL CITY BILLING GROUP	BMA PITTSBURGH	190 BILMAR DR., SUITE 375	PITTSBURGH	PA	15205
BIO-MEDICAL APPLICATIONS OF CONNECTICUT, INC.	NEW BEDFORD BILLING GROUP	700 PLEASANT STREET		NEW BEDFORD	MA	2740
BIO-MEDICAL APPLICATIONS OF DELAWARE, INC.	ALLENTOWN BILLING GROUP	861 MARCON BLVD.	SUITE 2	ALLENTOWN	PA	18109
BIO-MEDICAL APPLICATIONS OF DOVER, INC.	NEW BEDFORD BILLING GROUP	700 PLEASANT STREET		NEW BEDFORD	MA	2740
BIO-MEDICAL APPLICATIONS OF EUREKA, INC.	PACIFIC NW BILLING GROUP	4560 S. COACH DRIVE	SUITE 100	TUCSON	AZ	85714
BIO-MEDICAL APPLICATIONS OF FAYETTEVILLE, INC.	FAYETTEVILLE BILLING GROUP	4200 MORGANTON ROAD	SUITE 300	FAYETTEVILLE	NC	28314
BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.	OCALA BILLING GROUP	BMA OCALA, INC.	1308 SE 25TH LOOP, SUITE 102	OCALA	FL	34471
BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.	ORLANDO BILLING GROUP	BMA ORLANDO, INC.	1155 W STATE ROAD 434, SUITE 125	LONGWOOD	FL	32750

					Billing	Billing
					Group	Group
Legal Name	Billing Group Name	Billing Group Address 1	Billing Group Address 2	Billing Group City	State	Zip

BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.	TAMPA BILLING GROUP	BMA TAMPA INC.	5625 WEST WATERS AVENUE, SUITE A	TAMPA	FL	33634
BIO-MEDICAL APPLICATIONS OF FREMONT, INC.	PACIFIC NW BILLING GROUP	4560 S. COACH DRIVE	SUITE 100	TUCSON	AZ	85714
BIO-MEDICAL APPLICATIONS OF FRESNO, INC.	PACIFIC NW BILLING GROUP	4560 S. COACH DRIVE	SUITE 100	TUCSON	AZ	85714
BIO-MEDICAL APPLICATIONS OF GEORGIA, INC.	KNOXVILLE BILLING GROUP	BILLING GROUP	1512 COLEMAN ROAD, SUITE 308	KNOXVILLE	TN	37919
BIO-MEDICAL APPLICATIONS OF GEORGIA, INC.	MACON BILLING GROUP	1515 BASS ROAD	SUITE B	MACON	GA	31210
BIO-MEDICAL APPLICATIONS OF GUAYAMA, INC.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	917
BIO-MEDICAL APPLICATIONS OF HUMACAO, INC.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	917
BIO-MEDICAL APPLICATIONS OF ILLINOIS, INC.	CHICAGO BILLING GROUP	ONE WESTBROOK DRIVE	TOWER 1, SUITE 1000	WESTCHESTER	IL	60154
BIO-MEDICAL APPLICATIONS OF ILLINOIS, INC.	ORLANDO BILLING GROUP	BMA ORLANDO, INC.	1155 W STATE ROAD 434, SUITE 125	LONGWOOD	FL	32750
BIO-MEDICAL APPLICATIONS OF INDIANA, INC.	CHICAGO BILLING GROUP	ONE WESTBROOK DRIVE	TOWER 1, SUITE 1000	WESTCHESTER	IL	60154
BIO-MEDICAL APPLICATIONS OF INDIANA, INC.	KENTUCKY BILLING GROUP	6100 DUTCHMANS LANE	12TH FLOOR	LOUISVILLE	KY	40205
BIO-MEDICAL APPLICATIONS OF INDIANA, INC.	UNIONTOWN BILLING GROUP	3500 MASSILLON ROAD	SUITE 280	UNIONTOWN	OH	44685
BIO-MEDICAL APPLICATIONS OF KANSAS, INC.	ARIZONA BILLING GROUP	1750 SOUTH MESA DRIVE	SUITE 100	MESA	AZ	85210
BIO-MEDICAL APPLICATIONS OF KANSAS, INC.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC.	KENTUCKY BILLING GROUP	6100 DUTCHMANS LANE	12TH FLOOR	LOUISVILLE	KY	40205
BIO-MEDICAL APPLICATIONS OF LONG BEACH, INC.	SAN DIEGO BILLING GROUP	1750 S. MESA DRIVE	SUITE 150	MESA	AZ	85210
BIO-MEDICAL APPLICATIONS OF LOS GATOS, INC.	PACIFIC NW BILLING GROUP	4560 S. COACH DRIVE	SUITE 100	TUCSON	AZ	85714
BIO-MEDICAL APPLICATIONS OF LOUISIANA, LLC	CRESCENT CITY BILLING GROUP	3850 N. CAUSEWAY BLVD	SUITE 700	METAIRIE	LA	70002
BIO-MEDICAL APPLICATIONS OF LOUISIANA, LLC	OCALA BILLING GROUP	BMA OCALA, INC.	1308 SE 25TH LOOP, SUITE 102	OCALA	FL	34471
BIO-MEDICAL APPLICATIONS OF MAINE, INC.	NEW BEDFORD BILLING GROUP	700 PLEASANT STREET		NEW BEDFORD	MA	2740
BIO-MEDICAL APPLICATIONS OF MANCHESTER, INC.	NEW BEDFORD BILLING GROUP	700 PLEASANT STREET		NEW BEDFORD	MA	2740
BIO-MEDICAL APPLICATIONS OF MARYLAND, INC.	STEEL CITY BILLING GROUP	BMA PITTSBURGH	190 BILMAR DR., SUITE 375	PITTSBURGH	PA	15205
BIO-MEDICAL APPLICATIONS OF MASSACHUSETTS, INC.	NEW BEDFORD BILLING GROUP	700 PLEASANT STREET		NEW BEDFORD	MA	2740
BIO-MEDICAL APPLICATIONS OF MAYAGUEZ, INC.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	917
BIO-MEDICAL APPLICATIONS OF MICHIGAN, INC.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
BIO-MEDICAL APPLICATIONS OF MICHIGAN, INC.	UNIONTOWN BILLING GROUP	3500 MASSILLON ROAD	SUITE 280	UNIONTOWN	OH	44685
BIO-MEDICAL APPLICATIONS OF MINNESOTA, INC.	UPPER MIDWEST BILLING GROUP	9120 SPRINGBROOK DRIVE		COON RAPIDS	MN	55433

					Billing	Billing
					Group	Group
Legal Name	Billing Group Name	Billing Group Address 1	Billing Group Address 2	Billing Group City	State	Zip

BIO-MEDICAL APPLICATIONS OF MISSION HILLS, INC.	SAN DIEGO BILLING GROUP	1750 S. MESA DRIVE	SUITE 150	MESA	AZ	85210
BIO-MEDICAL APPLICATIONS OF MISSISSIPPI, INC.	CRESCENT CITY BILLING GROUP	3850 N. CAUSEWAY BLVD	SUITE 700	METAIRIE	LA	70002
BIO-MEDICAL APPLICATIONS OF MISSOURI, INC.	ARIZONA BILLING GROUP	1750 SOUTH MESA DRIVE	SUITE 100	MESA	AZ	85210
BIO-MEDICAL APPLICATIONS OF MISSOURI, INC.	CRESCENT CITY BILLING GROUP	3850 N. CAUSEWAY BLVD	SUITE 700	METAIRIE	LA	70002
BIO-MEDICAL APPLICATIONS OF MLK, INC.	STEEL CITY BILLING GROUP	BMA PITTSBURGH	190 BILMAR DR., SUITE 375	PITTSBURGH	PA	15205
BIO-MEDICAL APPLICATIONS OF NEVADA, INC.	ARIZONA BILLING GROUP	1750 SOUTH MESA DRIVE	SUITE 100	MESA	AZ	85210
BIO-MEDICAL APPLICATIONS OF NEVADA, INC.	MESA BILLING	1750 SOUTH MESA DRIVE	SUITE 110	MESA	AZ	85210
BIO-MEDICAL APPLICATIONS OF NEVADA, INC.	SAN DIEGO BILLING GROUP	1750 S. MESA DRIVE	SUITE 150	MESA	AZ	85210
BIO-MEDICAL APPLICATIONS OF NEW HAMPSHIRE, INC.	NEW BEDFORD BILLING GROUP	700 PLEASANT STREET		NEW BEDFORD	MA	2740
BIO-MEDICAL APPLICATIONS OF NEW JERSEY, INC.	ALLENTOWN BILLING GROUP	861 MARCON BLVD.	SUITE 2	ALLENTOWN	PA	18109
BIO-MEDICAL APPLICATIONS OF NEW JERSEY, INC.	UNIONTOWN BILLING GROUP	3500 MASSILLON ROAD	SUITE 280	UNIONTOWN	OH	44685
BIO-MEDICAL APPLICATIONS OF NEW MEXICO, INC.	ALBUQUERQUE BILLING GROUP	909 VIRGINIA NE	SUITE 112	ALBUQUERQUE	NM	87108
BIO-MEDICAL APPLICATIONS OF NEW MEXICO, INC.	SAN ANTONIO BILLING GROUP	6100 BANDERA ROAD	SUITE 601	SAN ANTONIO	TX	78238
BIO-MEDICAL APPLICATIONS OF NORTH CAROLINA, INC.	FAYETTEVILLE BILLING GROUP	4200 MORGANTON ROAD	SUITE 300	FAYETTEVILLE	NC	28314
BIO-MEDICAL APPLICATIONS OF NORTH CAROLINA, INC.	FLORENCE BILLING GROUP	218 N. DOZIER BLVD.		FLORENCE	SC	29501
BIO-MEDICAL APPLICATIONS OF NORTHEAST D.C., INC.	STEEL CITY BILLING GROUP	BMA PITTSBURGH	190 BILMAR DR., SUITE 375	PITTSBURGH	PA	15205
BIO-MEDICAL APPLICATIONS OF OAKLAND, INC.	PACIFIC NW BILLING GROUP	4560 S. COACH DRIVE	SUITE 100	TUCSON	AZ	85714
BIO-MEDICAL APPLICATIONS OF OHIO, INC.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
BIO-MEDICAL APPLICATIONS OF OHIO, INC.	KENTUCKY BILLING GROUP	6100 DUTCHMANS LANE	12TH FLOOR	LOUISVILLE	KY	40205
BIO-MEDICAL APPLICATIONS OF OHIO, INC.	KNOXVILLE BILLING GROUP	BILLING GROUP	1512 COLEMAN ROAD, SUITE 308	KNOXVILLE	TN	37919
BIO-MEDICAL APPLICATIONS OF OHIO, INC.	UNIONTOWN BILLING GROUP	3500 MASSILLON ROAD	SUITE 280	UNIONTOWN	OH	44685
BIO-MEDICAL APPLICATIONS OF OKLAHOMA, INC.	SAN ANTONIO BILLING GROUP	6100 BANDERA ROAD	SUITE 601	SAN ANTONIO	TX	78238
BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA, INC.	STEEL CITY BILLING GROUP	BMA PITTSBURGH	190 BILMAR DR., SUITE 375	PITTSBURGH	PA	15205
BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA, INC.	ALLENTOWN BILLING GROUP	861 MARCON BLVD.	SUITE 2	ALLENTOWN	PA	18109
BIO-MEDICAL APPLICATIONS OF PONCE, INC.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	917
BIO-MEDICAL APPLICATIONS OF PUERTO RICO, INC.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	917
BIO-MEDICAL APPLICATIONS OF RHODE ISLAND, INC.	NEW BEDFORD BILLING GROUP	700 PLEASANT STREET		NEW BEDFORD	MA	2740
BIO-MEDICAL APPLICATIONS OF RIO PIEDRAS, INC.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	917
BIO-MEDICAL APPLICATIONS OF SAN ANTONIO, INC.	SAN ANTONIO BILLING GROUP	6100 BANDERA ROAD	SUITE 601	SAN ANTONIO	TX	78238

					Billing	Billing
					Group	Group
Legal Name	Billing Group Name	Billing Group Address 1	Billing Group Address 2	Billing Group City	State	Zip

BIO-MEDICAL APPLICATIONS OF SAN GERMAN, INC.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	917
BIO-MEDICAL APPLICATIONS OF SAN JUAN, INC.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	917
BIO-MEDICAL APPLICATIONS OF SOUTH CAROLINA, INC.	FAYETTEVILLE BILLING GROUP	4200 MORGANTON ROAD	SUITE 300	FAYETTEVILLE	NC	28314
BIO-MEDICAL APPLICATIONS OF SOUTH CAROLINA, INC.	FLORENCE BILLING GROUP	218 N. DOZIER BLVD.		FLORENCE	SC	29501
BIO-MEDICAL APPLICATIONS OF SOUTH CAROLINA, INC.	MACON BILLING GROUP	1515 BASS ROAD	SUITE B	MACON	GA	31210
BIO-MEDICAL APPLICATIONS OF SOUTHEAST WASHINGTON, INC.	STEEL CITY BILLING GROUP	BMA PITTSBURGH	190 BILMAR DR., SUITE 375	PITTSBURGH	PA	15205
BIO-MEDICAL APPLICATIONS OF TENNESSEE, INC.	CRESCENT CITY BILLING GROUP	3850 N. CAUSEWAY BLVD	SUITE 700	METAIRIE	LA	70002
BIO-MEDICAL APPLICATIONS OF TENNESSEE, INC.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
BIO-MEDICAL APPLICATIONS OF TENNESSEE, INC.	KNOXVILLE BILLING GROUP	BILLING GROUP	1512 COLEMAN ROAD, SUITE 308	KNOXVILLE	TN	37919
BIO-MEDICAL APPLICATIONS OF TENNESSEE, INC.	MOBILE BILLING GROUP	6420 HILLCREST PARK CT	SUITE 210	MOBILE	AL	36608
BIO-MEDICAL APPLICATIONS OF TEXAS, INC.	ALBUQUERQUE BILLING GROUP	909 VIRGINIA NE	SUITE 112	ALBUQUERQUE	NM	87108
BIO-MEDICAL APPLICATIONS OF TEXAS, INC.	NORTH TEXAS BILLING GROUP	1485 RICHARDSON DRIVE #100		RICHARDSON	TX	75080
BIO-MEDICAL APPLICATIONS OF TEXAS, INC.	SAN ANTONIO BILLING GROUP	6100 BANDERA ROAD	SUITE 601	SAN ANTONIO	TX	78238
BIO-MEDICAL APPLICATIONS OF TEXAS, INC.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
BIO-MEDICAL APPLICATIONS OF THE DISTRICT OF COLUMBIA, INC.	STEEL CITY BILLING GROUP	BMA PITTSBURGH	190 BILMAR DR., SUITE 375	PITTSBURGH	PA	15205
BIO-MEDICAL APPLICATIONS OF UKIAH, INC.	PACIFIC NW BILLING GROUP	4560 S. COACH DRIVE	SUITE 100	TUCSON	AZ	85714
BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC.	ROANOKE BILLING GROUP	2830 KEAGY ROAD		SALEM	VA	24153
BIO-MEDICAL APPLICATIONS OF WEST VIRGINIA, INC.	KENTUCKY BILLING GROUP	6100 DUTCHMANS LANE	12TH FLOOR	LOUISVILLE	KY	40205
BIO-MEDICAL APPLICATIONS OF WEST VIRGINIA, INC.	ROANOKE BILLING GROUP	2830 KEAGY ROAD		SALEM	VA	24153
BIO-MEDICAL APPLICATIONS OF WISCONSIN, INC.	UNIONTOWN BILLING GROUP	3500 MASSILLON ROAD	SUITE 280	UNIONTOWN	OH	44685
BIO-MEDICAL APPLICATIONS OF WISCONSIN, INC.	UPPER MIDWEST BILLING GROUP	9120 SPRINGBROOK DRIVE		COON RAPIDS	MN	55433
BIO-MEDICAL APPLICATIONS OF WYOMING, LLC	ALBUQUERQUE BILLING GROUP	909 VIRGINIA NE	SUITE 112	ALBUQUERQUE	NM	87108
BREVARD COUNTY DIALYSIS, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
CLAYTON COUNTY DIALYSIS, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
CLERMONT DIALYSIS CENTER, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
COLUMBUS AREA RENAL ALLIANCE, LLC	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
CONEJO VALLEY DIALYSIS, INC.	SAN DIEGO BILLING GROUP	1750 S. MESA DRIVE	SUITE 150	MESA	AZ	85210
DIALYSIS AMERICA GEORGIA, LLC	KNOXVILLE BILLING GROUP	BILLING GROUP	1512 COLEMAN ROAD, SUITE 308	KNOXVILLE	TN	37919
DIALYSIS ASSOCIATES OF NORTHERN NEW JERSEY, LLC	ALLENTOWN BILLING GROUP	861 MARCON BLVD.	SUITE 2	ALLENTOWN	PA	18109

					Billing	Billing
					Group	Group
Legal Name	Billing Group Name	Billing Group Address 1	Billing Group Address 2	Billing Group City	State	Zip

DIALYSIS ASSOCIATES, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
DIALYSIS CENTERS OF AMERICA - ILLINOIS, INC.	CHICAGO BILLING GROUP	ONE WESTBROOK DRIVE	TOWER 1, SUITE 1000	WESTCHESTER	IL	60154
DIALYSIS CENTERS OF AMERICA - ILLINOIS, INC.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
DIALYSIS CENTERS OF AMERICA - ILLINOIS, INC.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
DIALYSIS MANAGEMENT CORPORATION	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
DIALYSIS SERVICES OF ATLANTA, INC.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
DIALYSIS SERVICES OF ATLANTA, INC.	KNOXVILLE BILLING GROUP	BILLING GROUP	1512 COLEMAN ROAD, SUITE 308	KNOXVILLE	TN	37919
DIALYSIS SERVICES OF CINCINNATI, INC.	KNOXVILLE BILLING GROUP	BILLING GROUP	1512 COLEMAN ROAD, SUITE 308	KNOXVILLE	TN	37919
DIALYSIS SERVICES OF SOUTHEAST ALASKA, LLC	MESA BILLING	1750 SOUTH MESA DRIVE	SUITE 110	MESA	AZ	85210
Dialysis Services, Inc.		920 Winter Street		Waltham	MA	2451
DIALYSIS SPECIALISTS OF MARIETTA, LTD.	KENTUCKY BILLING GROUP	6100 DUTCHMANS LANE	12TH FLOOR	LOUISVILLE	KY	40205
DIALYSIS SPECIALISTS OF TOPEKA, INC.	ARIZONA BILLING GROUP	1750 SOUTH MESA DRIVE	SUITE 100	MESA	AZ	85210
DIALYSIS SPECIALISTS OF TULSA, INC.	SAN ANTONIO BILLING GROUP	6100 BANDERA ROAD	SUITE 601	SAN ANTONIO	TX	78238
DOUGLAS COUNTY DIALYSIS, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
Doylestown Acute Renal Services, L.L.C.		920 Winter Street		Waltham	MA	2451
DUPAGE DIALYSIS LTD.	CHICAGO BILLING GROUP	ONE WESTBROOK DRIVE	TOWER 1, SUITE 1000	WESTCHESTER	IL	60154
Everest Healthcare Holdings, Inc.		920 Winter Street		Waltham	MA	2451
EVEREST HEALTHCARE INDIANA, INC.	KENTUCKY BILLING GROUP	6100 DUTCHMANS LANE	12TH FLOOR	LOUISVILLE	KY	40205
EVEREST HEALTHCARE INDIANA, INC.	UNIONTOWN BILLING GROUP	3500 MASSILLON ROAD	SUITE 280	UNIONTOWN	OH	44685
EVEREST HEALTHCARE OHIO, INC.	KNOXVILLE BILLING GROUP	BILLING GROUP	1512 COLEMAN ROAD, SUITE 308	KNOXVILLE	TN	37919
EVEREST HEALTHCARE OHIO, INC.	UNIONTOWN BILLING GROUP	3500 MASSILLON ROAD	SUITE 280	UNIONTOWN	OH	44685
EVEREST HEALTHCARE RHODE ISLAND, INC.	NEW BEDFORD BILLING GROUP	700 PLEASANT STREET		NEW BEDFORD	MA	2740
Everest Healthcare Texas Holding Corp.		920 Winter Street		Waltham	MA	2451
EVEREST HEALTHCARE TEXAS, LP	NORTH TEXAS BILLING GROUP	1485 RICHARDSON DRIVE #100		RICHARDSON	TX	75080
EVEREST HEALTHCARE TEXAS, LP	SAN ANTONIO BILLING GROUP	6100 BANDERA ROAD	SUITE 601	SAN ANTONIO	TX	78238
FMS PHILADELPHIA DIALYSIS, LLC	ALLENTOWN BILLING GROUP	861 MARCON BLVD.	SUITE 2	ALLENTOWN	PA	18109
FONDREN DIALYSIS CLINIC, INC.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
FORT SCOTT REGIONAL DIALYSIS CENTER, INC.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
FOUR STATE REGIONAL DIALYSIS CENTER, INC.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Fresenius Health Partners, Inc. (f/k/a Fresenius Medical Care Health Plan, Inc.)		920 Winter Street		Waltham	MA	2451
Fresenius Management Services, Inc.		920 Winter Street		Waltham	MA	2451
Fresenius Medical Care Apheresis Services, LLC		920 Winter Street		Waltham	MA	2451
Fresenius Medical Care Comprehensive CKD Services, Inc.		920 Winter Street		Waltham	MA	2451
FRESENIUS MEDICAL CARE DIALYSIS SERVICES - OREGON, LLC	PACIFIC NW BILLING GROUP	4560 S. COACH DRIVE	SUITE 100	TUCSON	AZ	85714
FRESENIUS MEDICAL CARE DIALYSIS SERVICES COLORADO LLC	ALBUQUERQUE BILLING GROUP	909 VIRGINIA NE	SUITE 112	ALBUQUERQUE	NM	87108
Fresenius Medical Care Healthcare Recruitment, LLC		920 Winter Street		Waltham	MA	2451
Fresenius Medical Care Holdings, Inc.		920 Winter Street		Waltham	MA	2451
FRESENIUS MEDICAL CARE OF ILLINOIS, LLC	CHICAGO BILLING GROUP	ONE WESTBROOK DRIVE	TOWER 1, SUITE 1000	WESTCHESTER	IL	60154
FRESENIUS MEDICAL CARE OF ILLINOIS, LLC	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070

					Billing	Billing
					Group	Group
Legal Name	Billing Group Name	Billing Group Address 1	Billing Group Address 2	Billing Group City	State	Zip

FRESENIUS MEDICAL CARE OF ILLINOIS, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
Fresenius Medical Care Pharmacy Services, Inc.		920 Winter Street		Waltham	MA	2451
Fresenius Medical Care PSO, LLC		920 Winter Street		Waltham	MA	2451
Fresenius Medical Care Rx, LLC		920 Winter Street		Waltham	MA	2451
Fresenius Medical Care Ventures Holding Company, Inc.		920 Winter Street		Waltham	MA	2451
Fresenius Medical Care Ventures, LLC		920 Winter Street		Waltham	MA	2451
Fresenius USA Manufacturing, Inc.		920 Winter Street		Waltham	MA	2451
Fresenius USA Marketing, Inc.		920 Winter Street		Waltham	MA	2451
Fresenius USA, Inc.		920 Winter Street		Waltham	MA	2451
Fresenius USA, Inc.		2637 Shadelands Drive		Walnut Creek	CA	94590
Fresenius Vascular Care, Inc. (f/k/a National Vascular Care, Inc.)		920 Winter Street		Waltham	MA	2451
GULF REGION MOBILE DIALYSIS, INC.	SAN ANTONIO BILLING GROUP	6100 BANDERA ROAD	SUITE 601	SAN ANTONIO	TX	78238
HAEMO-STAT, INC.	SAN DIEGO BILLING GROUP	1750 S. MESA DRIVE	SUITE 150	MESA	AZ	85210
Health IT Services Group, LLC		920 Winter Street		Waltham	MA	2451
HENRY DIALYSIS CENTER, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
HOLTON DIALYSIS CLINIC, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
Home Dialysis of America, Inc.		920 Winter Street		Waltham	MA	2451
HOME DIALYSIS OF MUHLENBERG COUNTY, INC.	KENTUCKY BILLING GROUP	6100 DUTCHMANS LANE	12TH FLOOR	LOUISVILLE	KY	40205
HOMESTEAD ARTIFICIAL KIDNEY CENTER, INC.	TAMPA BILLING GROUP	BMA TAMPA INC.	5625 WEST WATERS AVENUE, SUITE A	TAMPA	FL	33634
INTEGRATED RENAL CARE OF THE PACIFIC, LLC	SAN DIEGO BILLING GROUP	1750 S. MESA DRIVE	SUITE 150	MESA	AZ	85210
JEFFERSON COUNTY DIALYSIS, INC.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
KDCO, INC.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
KENTUCKY RENAL CARE GROUP, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
LAWTON DIALYSIS, INC.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
LITTLE ROCK DIALYSIS, INC.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
MAUMEE DIALYSIS SERVICES, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
METRO DIALYSIS CENTER - NORMANDY, INC.	CRESCENT CITY BILLING GROUP	3850 N. CAUSEWAY BLVD	SUITE 700	METAIRIE	LA	70002
METRO DIALYSIS CENTER - NORTH, INC.	CRESCENT CITY BILLING GROUP	3850 N. CAUSEWAY BLVD	SUITE 700	METAIRIE	LA	70002
MIAMI REGIONAL DIALYSIS CENTER, INC.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
MICHIGAN HOME DIALYSIS CENTER, INC.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
NATIONAL MEDICAL CARE, INC.	ALLENTOWN BILLING GROUP	861 MARCON BLVD.	SUITE 2	ALLENTOWN	PA	18109
NATIONAL MEDICAL CARE, INC.	CHICAGO BILLING GROUP	ONE WESTBROOK DRIVE	TOWER 1, SUITE 1000	WESTCHESTER	IL	60154
NATIONAL MEDICAL CARE, INC.	KNOXVILLE BILLING GROUP	BILLING GROUP	1512 COLEMAN ROAD, SUITE 308	KNOXVILLE	TN	37919
NATIONAL MEDICAL CARE, INC.	ORLANDO BILLING GROUP	BMA ORLANDO, INC.	1155 W STATE ROAD 434, SUITE 125	LONGWOOD	FL	32750
NATIONAL MEDICAL CARE, INC.	TAMPA BILLING GROUP	BMA TAMPA INC.	5625 WEST WATERS AVENUE, SUITE A	TAMPA	FL	33634
NATIONAL MEDICAL CARE, INC.	UNIONTOWN BILLING GROUP	3500 MASSILLON ROAD	SUITE 280	UNIONTOWN	OH	44685
National Nephrology Associates Management Company of Texas, Inc.		920 Winter Street		Waltham	MA	2451
NATIONAL NEPHROLOGY ASSOCIATES OF TEXAS, L.P.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Nephromed LLC		920 Winter Street		Waltham	MA	2451
NEW YORK DIALYSIS SERVICES, INC.	NEW BEDFORD BILLING GROUP	700 PLEASANT STREET		NEW BEDFORD	MA	2740
NEW YORK DIALYSIS SERVICES, INC.	ALLENTOWN BILLING GROUP	861 MARCON BLVD.	SUITE 2	ALLENTOWN	PA	18109
NEW YORK DIALYSIS SERVICES, INC.	STEEL CITY BILLING GROUP	BMA PITTSBURGH	190 BILMAR DR., SUITE 375	PITTSBURGH	PA	15205
NMC Services, Inc.		920 Winter Street		Waltham	MA	2451
NNA Management Company of Kentucky, Inc.		920 Winter Street		Waltham	MA	2451

					Billing	Billing
					Group	Group
Legal Name	Billing Group Name	Billing Group Address 1	Billing Group Address 2	Billing Group City	State	Zip

NNA Management Company of Louisiana, Inc.		920 Winter Street		Waltham	MA	2451
NNA OF ALABAMA, INC.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
NNA OF EAST ORANGE, L.L.C.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
NNA OF FLORIDA, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
NNA OF GEORGIA, INC.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
NNA OF HARRISON, L.L.C.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
NNA OF LOUISIANA, LLC	MESA BILLING	1750 SOUTH MESA DRIVE	SUITE 110	MESA	AZ	85210
NNA of Nevada, Inc.		920 Winter Street		Waltham	MA	2451
NNA of Newark, L.L.C.		920 Winter Street		Waltham	MA	2451
NNA of Oklahoma, Inc.		920 Winter Street		Waltham	MA	2451
NNA OF OKLAHOMA, L.L.C.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
NNA OF RHODE ISLAND, INC.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
NNA OF TOLEDO, INC.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
NNA-SAINT BARNABAS, L.L.C.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
NNA-SAINT BARNABAS-LIVINGSTON, L.L.C.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
NORCROSS DIALYSIS CENTER, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
North Buckner Dialysis Center, Inc.		920 Winter Street		Waltham	MA	2451
NORTHEAST ALABAMA KIDNEY CLINIC, INC.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
NORTHERN NEW JERSEY DIALYSIS, LLC	ALLENTOWN BILLING GROUP	861 MARCON BLVD.	SUITE 2	ALLENTOWN	PA	18109
PHYSICIANS DIALYSIS COMPANY, INC.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
QUALICENTERS ALBANY, LTD.	PACIFIC NW BILLING GROUP	4560 S. COACH DRIVE	SUITE 100	TUCSON	AZ	85714
QUALICENTERS BEND, LLC	PACIFIC NW BILLING GROUP	4560 S. COACH DRIVE	SUITE 100	TUCSON	AZ	85714
QUALICENTERS COOS BAY, LTD.	PACIFIC NW BILLING GROUP	4560 S. COACH DRIVE	SUITE 100	TUCSON	AZ	85714
QUALICENTERS EUGENE-SPRINGFIELD, LTD.	PACIFIC NW BILLING GROUP	4560 S. COACH DRIVE	SUITE 100	TUCSON	AZ	85714
QUALICENTERS INLAND NORTHWEST L.L.C.	MESA BILLING	1750 SOUTH MESA DRIVE	SUITE 110	MESA	AZ	85210
QUALICENTERS INLAND NORTHWEST L.L.C.	PACIFIC NW BILLING GROUP	4560 S. COACH DRIVE	SUITE 100	TUCSON	AZ	85714
QUALICENTERS PUEBLO, LLC	ALBUQUERQUE BILLING GROUP	909 VIRGINIA NE	SUITE 112	ALBUQUERQUE	NM	87108
QUALICENTERS SALEM, LLC	PACIFIC NW BILLING GROUP	4560 S. COACH DRIVE	SUITE 100	TUCSON	AZ	85714
QUALICENTERS SIOUX CITY, LLC	SAN ANTONIO BILLING GROUP	6100 BANDERA ROAD	SUITE 601	SAN ANTONIO	TX	78238
Qualicenters, Inc.		920 Winter Street		Waltham	MA	2451
RCG BLOOMINGTON, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
RCG EAST TEXAS, LLP	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
RCG INDIANA, L.L.C.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
RCG INDIANA, L.L.C.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
RCG IRVING, LLP	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
RCG MARTIN, LLC	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
RCG MEMPHIS EAST, LLC	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
RCG Memphis, LLC		920 Winter Street		Waltham	MA	2451
RCG MISSISSIPPI, INC.	CRESCENT CITY BILLING GROUP	3850 N. CAUSEWAY BLVD	SUITE 700	METAIRIE	LA	70002
RCG MISSISSIPPI, INC.	LAKESIDE BILLING GROUP	3850 N. CAUSEWAY BLVD.		METAIRIE	LA	70002
RCG MISSISSIPPI, INC.	MESA BILLING	1750 SOUTH MESA DRIVE	SUITE 110	MESA	AZ	85210
RCG ROBSTOWN, LLP	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
RCG UNIVERSITY DIVISION, INC.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
RCG UNIVERSITY DIVISION, INC.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
RCG West Health Supply, L.C.		920 Winter Street		Waltham	MA	2451
Renaissance Health Care, Inc.		920 Winter Street		Waltham	MA	2451
RENAL CARE GROUP ALASKA, INC.	MESA BILLING	1750 SOUTH MESA DRIVE	SUITE 110	MESA	AZ	85210
RENAL CARE GROUP EAST, INC.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070

					Billing	Billing
					Group	Group
Legal Name	Billing Group Name	Billing Group Address 1	Billing Group Address 2	Billing Group City	State	Zip

Renal Care Group Michigan, Inc.		920 Winter Street		Waltham	MA	2451
RENAL CARE GROUP NORTHWEST, INC.	MESA BILLING	1750 SOUTH MESA DRIVE	SUITE 110	MESA	AZ	85210
RENAL CARE GROUP OF THE MIDWEST, INC.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
RENAL CARE GROUP OF THE OZARKS, LLC	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
RENAL CARE GROUP OF THE ROCKIES, LLC	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
RENAL CARE GROUP OF THE SOUTH, INC.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
RENAL CARE GROUP OF THE SOUTHEAST, INC.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
Renal Care Group Ohio, Inc.		920 Winter Street		Waltham	MA	2451
RENAL CARE GROUP SOUTH NEW MEXICO, LLC	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Renal Care Group Southwest Holdings, Inc.		920 Winter Street		Waltham	MA	2451
RENAL CARE GROUP SOUTHWEST MICHIGAN, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
RENAL CARE GROUP SOUTHWEST, L.P.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
RENAL CARE GROUP TEXAS, INC.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Renal Care Group Texas, LP		920 Winter Street		Waltham	MA	2451
RENAL CARE GROUP TOLEDO, LLC	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
RENAL CARE GROUP WESTLAKE, LLC	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
Renal Care Group, Inc.		920 Winter Street		Waltham	MA	2451
RENAL CARE GROUP-HARLINGEN, L.P.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Renal Solutions, Inc.		920 Winter Street		Waltham	MA	2451
RenalPartners, Inc.		920 Winter Street		Waltham	MA	2451
Renex Corp.		920 Winter Street		Waltham	MA	2451
RENEX DIALYSIS CLINIC OF BLOOMFIELD, INC.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
RENEX DIALYSIS CLINIC OF BRIDGETON, INC.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
RENEX DIALYSIS CLINIC OF CREVE COEUR, INC.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
RENEX DIALYSIS CLINIC OF DOYLESTOWN, INC.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
RENEX DIALYSIS CLINIC OF MAPLEWOOD, INC.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
RENEX DIALYSIS CLINIC OF ORANGE, INC.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
RENEX DIALYSIS CLINIC OF PHILADELPHIA, INC.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
RENEX DIALYSIS CLINIC OF PITTSBURGH, INC.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
RENEX DIALYSIS CLINIC OF SOUTH GEORGIA, INC.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
RENEX DIALYSIS CLINIC OF ST. LOUIS, INC.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Renex Dialysis Clinic of Tampa, Inc.		920 Winter Street		Waltham	MA	2451
RENEX DIALYSIS CLINIC OF UNION, INC.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
RENEX DIALYSIS CLINIC OF UNIVERSITY CITY, INC.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
RENEX DIALYSIS CLINIC OF WOODBURY, INC.	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
RENEX DIALYSIS FACILITIES, INC.	LAKESIDE BILLING GROUP	3850 N. CAUSEWAY BLVD.		METAIRIE	LA	70002
RENEX DIALYSIS FACILITIES, INC.	MESA BILLING	1750 SOUTH MESA DRIVE	SUITE 110	MESA	AZ	85210
S.A.K.D.C., INC.	SAN ANTONIO BILLING GROUP	6100 BANDERA ROAD	SUITE 601	SAN ANTONIO	TX	78238
SAINT LOUIS RENAL CARE, LLC	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701

					Billing	Billing
					Group	Group
Legal Name	Billing Group Name	Billing Group Address 1	Billing Group Address 2	Billing Group City	State	Zip

SAN DIEGO DIALYSIS SERVICES, INC.	SAN DIEGO BILLING GROUP	1750 S. MESA DRIVE	SUITE 150	MESA	AZ	85210
SANTA BARBARA COMMUNITY DIALYSIS CENTER, INC.	SAN DIEGO BILLING GROUP	1750 S. MESA DRIVE	SUITE 150	MESA	AZ	85210
SMYRNA DIALYSIS CENTER, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
SORB Technology, Inc.		920 Winter Street		Waltham	MA	2451
Spectra Diagnostics, LLC		920 Winter Street		Waltham	MA	2451
Spectra East, Inc.		920 Winter Street		Waltham	MA	2451
Spectra East, Inc.		8 King Road		Rockleigh	NJ	7647
Spectra Laboratories, Inc.		920 Winter Street		Waltham	MA	2451
Spectra Medical Data Processing, LLC		920 Winter Street		Waltham	MA	2451
Spectra Renal Research, LLC		920 Winter Street		Waltham	MA	2451
SSKG, INC.	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
ST. LOUIS REGIONAL DIALYSIS CENTER, INC.	CRESCENT CITY BILLING GROUP	3850 N. CAUSEWAY BLVD	SUITE 700	METAIRIE	LA	70002
STAT DIALYSIS CORPORATION	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
STONE MOUNTAIN DIALYSIS CENTER, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
STUTTGART DIALYSIS, LLC	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
TAPPAHANNOCK DIALYSIS CENTER, INC.	ROANOKE BILLING GROUP	2830 KEAGY ROAD		SALEM	VA	24153
TERRELL DIALYSIS CENTER, L.L.C.	NORTH TEXAS BILLING GROUP	1485 RICHARDSON DRIVE #100		RICHARDSON	TX	75080
THREE RIVERS DIALYSIS SERVICES, LLC	CLEVELAND BILLING	25050 COUNTRY CLUB BOULEVARD	SUITE 250	NORTH OLMSTED	OH	44070
U.S. Vascular Access Holdings, LLC		920 Winter Street		Waltham	MA	2451
WARRENTON DIALYSIS FACILITY, INC.	ROANOKE BILLING GROUP	2830 KEAGY ROAD		SALEM	VA	24153
WEST END DIALYSIS CENTER, INC.	ROANOKE BILLING GROUP	2830 KEAGY ROAD		SALEM	VA	24153
WEST PALM DIALYSIS, LLC	INDIANAPOLIS BILLING	10585 NORTH MERIDIAN STREET	SUITE 160	INDIANAPOLIS	IN	46290
WHARTON DIALYSIS, INC.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
WSKC Dialysis Services, Inc.	CHICAGO BILLING GROUP	ONE WESTBROOK DRIVE	TOWER 1, SUITE 1000	WESTCHESTER	IL	60154

EXHIBIT 6

NEW EXHIBIT J
to

FIFTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

[Attached]

HIPAA BUSINESS ASSOCIATE AGREEMENT

This HIPAA Business Associate Agreement (“Agreement”) is entered into by and between Fresenius Medical Care Holdings, Inc. d/b/a Fresenius Medical Care North America, together with its subsidiaries, affiliates and divisions (collectively, “FMCNA” or “Covered Entity”) and            (“Business Associate”), and is effective as of            (the “Effective Date”).

If applicable, this Agreement supplements and is made a part of the            (the “Underlying Agreement”) by and between the parties.

RECITALS

A. Covered Entity and Business Associate intend to protect the privacy and provide for the security of PHI and other medical, health or personal information disclosed to Business Associate pursuant to this Agreement or any other agreement between the Parties in which Business Associate acts as a business associate in compliance with (i) the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) and regulations (the “HIPAA Regulations”) promulgated thereunder by the U.S. Department of Health and Human Services (“HHS”); (ii) Subtitle D of the Health Information Technology for Economic and Clinical Health Act (the “HITECH Act”), also known as Title XIII of Division A and Title IV of Division B of the American Recovery and Reinvestment Act of 2009 (Pub. Law 111-005) (“ARRA”); (iii) the Identity Theft Red Flags Rule (16 Code of Federal Regulations (“CFR”) Part 681) (“Red Flags Rule”); and (iv) other federal or state law governing medical, health or personal information.

B. Covered Entity wishes to disclose certain information to Business Associate, some of which may constitute Protected Health Information (“PHI”) pursuant to HIPAA or HIPAA Regulations (defined below) or medical, health or personal information protected by other federal or state law.

C. The purpose of this Agreement is to satisfy certain standards and requirements of HIPAA, the Privacy Rule and the Security Rule (as those terms are defined below), the HITECH Act, including, but not limited to, 45 CFR §§ 164.314(a)(2)(i), 164.502(e) and 164.504(e), 42 U.S.C. §§ 17931(a) and 17934, the Red Flags Rule, and other federal or state law governing medical, health or personal information.

In consideration of the mutual promises below and the exchange of information pursuant to this Agreement, the parties agree as follows:

1. Definitions.

a. Capitalized Terms. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in the Privacy Rule, the Security Rule and the HITECH Act, which definitions are incorporated in this Agreement by reference.

b. “Breach” shall have the same meaning given to such term in 42 U.S.C. § 17921(1) and 45 CFR § 164.402.

c. “Covered Accounts” shall have the meaning given to such term in 16 C.F.R. 681.2(b)(3).

d. “Designated Record Set” shall have the same meaning given to such term in 45 CFR § 164.501.

e. “Electronic Health Record” shall have same meaning given to such term in 42 U.S.C. § 17921(5).

f. “Electronic Protected Health Information” or “Electronic PHI” shall have the same meaning given to such term under the HIPAA Regulations, including, but not limited to, 45 CFR § 160.103, as applied to the information that Business Associate creates, receives, maintains or transmits from or on behalf of Covered Entity.

g. “Individual” shall have the same meaning given to such term in 45 CFR § 160.103 and shall include a person who qualifies as a personal representative in accordance with 45 CFR § 164.502(g).

©2010, Fresenius Medical Care Holdings, Inc. All Rights Reserved
COR-COMP-PS-0-004-001D1

h. “Privacy Rule” shall mean the Standards for Privacy of Individually Identifiable Health Information at 45 CFR Parts 160 and 162 and Part 164, Subparts A and E.

i. “Protected Health Information” or “PHI” shall have the same meaning given to such term in 45 CFR § 160.103, as applied to the information created or received by Business Associate from or on behalf of Covered Entity.

j. “Required by Law” shall have the same meaning given to such term in 45 CFR § 164.103.

k. “Secretary” shall mean the Secretary of the Department of Health and Human Services or his or her designee.

l. “Security Incident” shall have the same meaning given to such term in 45 CFR § 164.304.

m. “Security Rule” shall mean the Security Standards at 45 CFR Parts 160 and 162 and Parts 164, Subparts A and C.

n. “Unsecured PHI” shall have the same meaning given to such term under 42 U.S.C. § 17931(h), and guidance promulgated thereunder.

2. Permitted Uses and Disclosures of PHI.

a. Uses and Disclosures of PHI Pursuant to Agreement. Except as otherwise limited in this Agreement, Business Associate may use or disclose protected Health Information to perform functions, activities or services for, or on behalf of, Covered Entity as specified in this Agreement or any other agreement between the Parties in which Business Associate acts as a business associate, provided that such use or disclosure would not violate the Privacy Rule if done by Covered Entity.

b. Permitted Uses of PHI by Business Associate. Except as otherwise limited in this Agreement, Business Associate may use Protected Health Information for the proper management and administration of Business Associate or to carry out the legal responsibilities of Business Associate.

c. Permitted Disclosures of PHI by Business Associate. Except as otherwise limited in this Agreement, Business Associate may disclose Protected Health Information for the proper management and administration of Business Associate, provided that the disclosures are Required by Law, or Business Associate obtains reasonable written assurances from the person to whom the information is disclosed that it will remain confidential and will be used or further disclosed only as Required by Law or for the purpose for which it was disclosed to the person, and that the person agrees immediately to notify Business Associate of any instances of which it is aware in which the confidentiality of the information has been breached.

3. Obligations of Business Associate.

a. Appropriate Safeguards.

(i) Privacy of PHI. Business Associate shall develop, implement, maintain, and use appropriate safeguards to prevent use or disclosure of Protected Health information other than as provided for by this Agreement or any other agreement between the Parties in which Business Associate acts as a business associate. The safeguards must reasonably protect Protected Health Information from any intentional or unintentional use or disclosure in violation of the Privacy Rule and this Agreement, and limit incidental uses or disclosures made pursuant to a use or disclosure otherwise permitted by this Agreement.

(ii) Security of PHI. Business Associate shall develop, implement, maintain, and use appropriate administrative, physical, and technical safeguards that reasonably and appropriately protect the confidentiality, integrity and availability of Electronic PHI, as required by the Security Rule. Business Associate shall comply with the provisions of 45 CFR §§ 164.308, 164.310, 164.312 and 164.316 relating to implementation of administrative, physical and technical safeguards with respect to Electronic PHI in the same manner that such provisions apply to a HIPAA covered entity. Business Associate shall also comply with any additional Security Rule requirements contained in the HITECH Act that are applicable to covered entities.

©2010, Fresenius Medical Care Holdings, Inc. All Rights Reserved
COR-COMP-PS-0-004-001D1

b. Reporting of Improper Use or Disclosure, Breach or Security Incident. Business Associate shall report to Covered Entity any use or disclosure of Protected Health Information not provided for by this Agreement (or any other agreement between the Parties in which Business Associate acts as a business associate) within five (5) days of discovery of such incident. Business Associate shall report to Covered Entity any Breach of Unsecured PHI within five (5) days of discovery of such incident. Business Associate’s notification to Covered Entity of a Breach shall include: (i) the identification of each individual whose Unsecured PHI has been, or is reasonably believed by Business Associate to have been, accessed, acquired or disclosed during the Breach; (ii) any particulars regarding the Breach that Covered Entity would need to include in its notification, as such particulars are identified in 42 U.S.C. § 17932 and 45 CFR § 164.404; and (iii) what steps, if any, have been taken by the Business Associate to mitigate the breach and/or prevent a similar breach from occurring in the future. Business Associate shall also cooperate with Covered Entity to conduct any risk assessment necessary to determine whether notification of breach is required. A Breach shall be treated as discovered by Business Associate as of the first day on which such Breach is known, or should reasonably have been known, to Business Associate. For purposes of this Section, the knowledge of any person, other than the individual committing the Breach, that is an employee, officer or other agent of Business Associate shall be imputed to Business Associate. Business Associate shall report to Covered Entity any Security Incident immediately if practicable but in any event within five (5) days of becoming aware of such Security Incident.

c. Responsibility for Costs Associated with Improper Use or Disclosure, Breach or Security Incident. Business Associate shall be responsible for, and shall reimburse Covered Entity for costs and expenses associated with, steps reasonably implemented by Covered Entity to mitigate any Breach or other non-permitted use or disclosure of PHI or medical, health or personal information protected by other federal or state law, including, without limitation, the following: data analysis to determine appropriate mitigation steps in the event of Breach, including assistance from Business Associate in the investigation of Breach and, as needed, access to Business Associate’s systems and records for purposes of Breach data analysis; preparation and mailing of notification(s) about Breach to impacted individuals, the media and regulators; costs associated with proper handling of inquiries from individuals and other entities about Breach (such as the establishment of toll-free numbers, maintenance of call centers for intake, preparation of scripts, questions/answers, and other communicative information about the Breach); credit monitoring and account monitoring services for impacted individuals for a reasonable period (which shall be no less than 12 months); other mitigation action steps required of Covered Entity by federal or state regulators; and other reasonable mitigation steps required by Covered Entity.

d. Business Associate’s Agents. Business Associate shall ensure that any agent, including a subcontractor, to whom it provides Protected Health Information received from, or created or received by Business Associate on behalf of Covered Entity, agrees in writing to the same restrictions and conditions that apply through this Agreement to Business Associate with respect to such Protected Health Information. Business Associate shall ensure that any agent, including a subcontractor, to whom it provides Electronic PHI agrees in writing to implement reasonable and appropriate safeguards to protect such information.

e. Individual Rights.

(i) Access to PHI. Within five (5) business days of a request by Covered Entity or an Individual, Business Associate shall provide access, in the manner designated by Covered Entity, to Protected Health Information in a Designated Record Set, to Covered Entity or, as directed by Covered Entity, to an Individual in order to meet the requirements under 45 CFR § 164.524 and, if and when applicable, 42 U.S.C. § 17935(e)(1).

(ii) Amendment of PHI. Within five (5) business days of a request by Covered Entity or an Individual, Business Associate shall make any amendment(s) to Protected Health Information in a Designated Record Set, in the manner designated by the Covered Entity, pursuant to 45 CFR Section 164.526.

(iii) Accounting of Disclosures. Within five (5) business days of a request by Covered Entity, Business Associate agrees to provide to Covered Entity, in the manner designated by Covered Entity, information collected in accordance with Section 3(e)(iv) of this Agreement, to permit Covered Entity to respond to a request by an

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Individual for an accounting of disclosures of Protected Health Information in accordance with 45 CFR § 164.528 and, if and when applicable, 42 U.S.C. § 17935(c).

(iv) Documentation of Disclosures and Disclosure Information. Business Associate agrees to document such disclosures of Protected Health Information and information related to such disclosures as would be required for Covered Entity to respond to a request by an Individual for an accounting of disclosures of Protected Health Information in accordance with 45 CFR § 164.528 and, if and when applicable, 42 U.S.C. § 13405(c). Business Associate shall document, at a minimum, the following information (“Disclosure Information”): the date of the disclosure, the name and, if known, the address of the recipient of the PHI, a brief description of the PHI disclosed, the purpose of the disclosure that includes an explanation of the basis for such disclosure, and any additional information required under the HITECH Act and any implementing regulations, or as reasonably may be requested by Covered Entity.

f. Governmental Access to Records. Business Associate shall make its internal practices, books and records relating to the use and disclosure of Protected Health Information received from, or created or received by Business Associate on behalf of, Covered Entity available to the Secretary and, at the request of Covered Entity, to Covered Entity, for purposes of the Secretary determining Covered Entity’s compliance with the Privacy Rule and the Security Rule.

g. Mitigation. The Business Associate agrees to mitigate any harmful effects from the improper use and/or disclosure of PHI of which it becomes aware.

h. Minimum Necessary. Business Associate shall request, use and disclose the minimum amount of PHI necessary to accomplish the purpose of the request, use or disclosure, in accordance with 42 U.S.C. § 17935(b).

i. Limitation on Marketing. Business Associate shall use and disclose Protected Health Information for marketing purposes only as expressly directed by Covered Entity, and in accordance with 42 U.S.C. § 17936(a). Business Associate shall not use or disclose PHI for fundraising purposes.

j. Limitation on Sale of Electronic Health Records and PHI. Business Associate shall comply with the prohibition on the sale of Electronic Health Records and PHI set forth in 42 U.S.C. § 17935(d).

k. HITECH Act Applicability. Business Associate acknowledges that enactment of the HITECH Act amended certain provisions of HIPAA in ways that now directly regulate, or will on future dates directly regulate, Business Associate under the HIPAA Privacy and Security Rules. To the extent not referenced or incorporated herein, requirements applicable to Business Associate under the HITECH Act are hereby incorporated by reference into this Agreement. Business Associate agrees to comply with each of the requirements imposed under the HITECH Act, as of the applicable effective dates of each such requirement applicable to, including monitoring federal guidance and regulations published pursuant to the HITECH Act and timely compliance with such guidance and regulations.

l. Red Flags Rule Compliance. When Business Associate performs any activities on behalf of Covered Entity in connection with one or more Covered Accounts, Business Associate shall conduct such activities in accordance with reasonable policies and procedures designed to detect, prevent and mitigate the risk of identity theft.

4. Obligations of Covered Entity.

a. Notice of Privacy Practices. Covered Entity shall notify Business Associate of any limitation(s) in its notice of privacy practices in accordance with 45 CFR § 164.520, to the extent that such limitation may affect Business Associate’s use or disclosure of Protected Health Information. Covered Entity shall provide such notice no later than fifteen (15) days prior to the effective date of the limitation.

b. Notification of Changes Regarding Individual Permission. Covered Entity shall notify Business Associate of any changes in, or revocation of, permission by an Individual to use or disclose Protected Health Information, to the extent that such changes may affect Business Associate’s use or disclosure of Protected Health Information. Covered Entity shall provide such notice no later than fifteen (15) days prior to the effective date of the change.

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c. Notification of Restrictions to Use or Disclosure of PHI. Covered Entity shall notify Business Associate of any restriction upon the use or disclosure of Protected Health Information that Covered Entity has agreed to in accordance with 45 CFR § 164.522 or 42 U.S.C. § 17935(a), to the extent that such restriction may affect Business Associate’s use or disclosure of Protected Health Information. Covered Entity shall provide such notice no later than fifteen (15) days prior to the effective date of the restriction.

d. Permissible Requests by Covered Entity. Covered Entity shall not request that Business Associate use or disclose Protected Health Information in any manner that would not be permissible under the Privacy Rule, the Security Rule or the HITECH Act if done by Covered Entity, except as permitted pursuant to the provisions of Section 2 of this Agreement.

5. Term and Termination.

a. Term. The term of this Agreement shall commence as of the Agreement Effective Date, and shall terminate when all of the Protected Health Information provided by Covered Entity to Business Associate, or created or received by Business Associate on behalf of Covered Entity, is destroyed or returned to Covered Entity or, if it is infeasible to return or destroy Protected Health Information, protections are extended to such information, in accordance with Section 5(c). The destruction of PHI should occur as soon as reasonably practical, but no more than thirty (30) days from the effective date of termination, and Business Associate must certify in writing that such destruction has taken place.

b. Termination for Cause. Upon Covered Entity’s knowledge of a material breach by Business Associate of this Agreement, Covered Entity shall either (i) provide an opportunity for Business Associate to cure the breach or end the violation within the time specified by Covered Entity, or, at the sole discretion of Covered Entity, (ii) immediately terminate this Agreement and any other agreement between the Parties in which Business Associate acts as a business associate if cure is not possible.

c. Effect of Termination.

(i) Except as provided in paragraph (ii) of this Section 5(c), upon termination of this Agreement or any other agreement between the Parties in which Business Associate acts as a business associate for any reason, Business Associate shall return or destroy all Protected Health Information received from Covered Entity, or created or received by Business Associate on behalf of Covered Entity, and shall retain no copies of the Protected Health Information. This provision shall apply to Protected Health Information that is in the possession of subcontractors or agents of Business Associate.

(ii) In the event that Business Associate determines that returning or destroying the Protected Health Information is infeasible, Business Associate shall provide to Covered Entity notification of the conditions that make return or destruction infeasible. Upon mutual agreement of the parties that return or destruction of Protected Health Information is infeasible, Business Associate shall extend the protections of this Agreement to such Protected Health Information and limit further uses and disclosures of such Protected Health Information to those purposes that make the return or destruction infeasible, for so long as Business Associate maintains such Protected Health Information.

6. Miscellaneous Provisions.

a. Regulatory References. A reference in this Agreement to a section in the Privacy Rule, the Security Rule, or the HITECH Act means the section as in effect or as amended, and for which Covered Entity’s and/or Business Associate’s compliance is required. For the avoidance of doubt, terms used and obligations described in this Agreement, in order to comply with the Privacy Rule, the Security Rule, the HITECH Act, or any other federal or state law protecting the confidentiality or security of medical, health or personal information, shall be automatically amended if new or revised definitions or interpretations of such terms or obligations are amended by statute, proposed or final rule, or HHS guidance.

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b. Amendment. The parties agree to take such action to amend this Agreement from time to time as is necessary for Covered Entity to comply with the requirements of the Privacy Rule, the Security Rule, the HITECH Act, or any other federal or state law protecting the confidentiality or security of medical, health or personal information. Notwithstanding the foregoing, in the event that new federal or state law, regulations, or guidance affects, clarifies, amends, or extends the obligations of the parties hereunder, the parties understand and agree that such changes or clarifications in law or interpretation of legal requirements applicable to covered entities and/or business associates shall be deemed to apply to the obligations of the parties described in this Agreement without requiring any amendment to this Agreement or any other agreement between the Parties in which Business Associate acts as a business associate. If Covered Entity determines that a written notice or amendment is necessary or useful, such notice or amendment shall become effective fourteen (14) days after receipt by Business Associate unless Business Associate submits a written objection to such notice or amendment to Covered Entity prior to the expiration of such 14-day period.

c. Survival. The respective rights and obligations of Business Associate under Section 5(c) of this Agreement survive the termination of the Agreement and any other agreement between the Parties in which Business Associate acts as a business associate.

d. No Third Party Beneficiaries. Nothing express or implied in this Agreement is intended to or does confer upon any person other than Covered Entity, Business Associate and their respective successors or assigns, any rights, remedies, obligations or liabilities whatsoever.

e. Effect on Agreements. Except as specifically required to implement the purposes of this Agreement, or to the extent inconsistent with this Agreement, all other terms of any other agreement between the Parties remains in force and effect.

f. Interpretation. The provisions of this Agreement shall prevail over any provisions in another agreement between the Parties that may conflict or appear inconsistent with any provision in this Agreement. Any ambiguity in this Agreement shall be resolved in favor of a meaning that permits Covered Entity and Business Associate to comply with the Privacy Rule, the Security Rule, the HITECH Act and any other federal or state law protecting the confidentiality or security of medical, health or personal information.

g. Indemnification. Business Associate agrees to indemnify, defend and hold harmless Covered Entity and any Covered Entity affiliate, officer, director, employee or agent from and against any claim, cause of action, liability, damage, cost or expense, including attorneys’ and consultants’ fees and court or proceeding costs, arising out of or in connection with any non-permitted or prohibited use or disclosure of PHI or other medical, health or personal information, Breach, Security Incident, violation of law, or other breach of this Agreement or other agreement between the Parties by Business Associate or any subcontractor, agent, person or entity contracted by or under the control of Business Associate. If the Underlying Agreement contains a provision providing for indemnification of Covered Entity by Business Associate, then such provision shall supersede this Section 6(g).

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Agreement Effective Date.

COVERED ENTITY	BUSINESS ASSOCIATE
FRESENIUS MEDICAL CARE HOLDINGS, INC. D/B/A FRESENIUS MEDICAL CARE NORTH AMERICA	[INSERT BA NAME]

By:	By:

Print Name:	Print Name:

Title:	Title:

Date:	Date:

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EXHIBIT 7

NEW REAFFIRMATION OF PARENT GUARANTY

[Attached]

FORM OF

REAFFIRMATION OF PARENT AGREEMENT

September 28, 2010

WestLB, AG, New York Branch, as Administrative Agent and Agent 7 World Trade Center 250 Greenwich Street New York, NY 10007	Barclays Bank PLC as Administrative Agent 745 7th Avenue, 16 Floor New York, NY, 10019

Credit Agricole Corporate and Investment Bank, New York, as Administrative Agent 1301 Avenue of the Americas New York, New York 10019	Royal Bank of Canada as Administrative Agent 1 Liberty Plaza, 5th Floor New York, New York 10006

The Bank of Nova Scotia as Administrative Agent One Liberty Plaza New York, New York 10006

Each of the undersigned, Fresenius Medical Care AG & Co. KGaA and FRESENIUS MEDICAL CARE HOLDINGS, INC. (i) acknowledges, and consents to, the execution of that certain Amendment No. 2, dated as of September 28, 2010 (the “TAA Amendment”) with respect to the Fifth Amended and Restated Transfer and Administration Agreement, dated as of November 17, 2009, in each case among NMC Funding Corporation, National Medical Care, Inc., the entities parties thereto as “Conduit Investors”, the financial institutions parties thereto as “Bank Investors”, the financial institutions parties thereto as “Administrative Agents” and WestLB AG, New York Branch, as “Agent”, together with the other instruments, documents and agreements referenced in Section 3 of the TAA Amendment (collectively, the “Amendment Documents”), (iii) reaffirms all of its obligations under that certain Amended and Restated Parent Agreement dated as of October 16, 2008 made by the undersigned (as amended or otherwise modified from time to time, the “Parent Agreement”), and (iv) acknowledges and agrees that, after giving effect to the TAA Amendment and the other Amendment Documents, such Parent Agreement remains in full force and effect and such Parent Agreement is hereby ratified and confirmed.

FRESENIUS MEDICAL CARE HOLDINGS, INC.	FRESENIUS MEDICAL CARE AG & Co. KGaA represented by Fresenius Medical Care Management AG (General Partner)

By:	By:
Name: Mark Fawcett	Name: Dr. Ben Lipps
Title: Vice President &Asst. Treasurer	Title: Member of the Management Board CEO

By:
Name: Dr. Rainer Runte
Title: Member of the Management Board Law and Compliance General Counsel